Manor
                                      Investment Funds, Inc.



                                          3rd Quarter Report
                                                        1996





                                                Fund Office:
                                    113 West Chestnut Street
                                     West Chester, PA  19380
                              610-431-0630      800-787-3334


                                                 Managed By:
                                           Morris Investment
                                   Management Services, Inc.

                Manor Investment Funds, Inc.
                  113 West Chestnut Street
                   West Chester, PA  19380

                                          September 30, 1996
Dear Fellow Shareholders:

      As I write this letter the stock market is at all-time highs, the Dow Jones Industrial Average is within striking distance of a close above 6,000 and small company stocks are up even more. This latest rally only serves to increase investors appetite for stocks. But in July, just two months ago stocks declined almost 4.5%, after earnings warnings and concern over higher interest rates. The Dow experienced intra-day price swings of more than 150 points and stocks declined substantially from their highs within weeks.

      The July market decline, followed by the September rally to new highs reinforces the belief among many individual investors that "the stock market always comes back". While this has been true historically, it rarely happens so quickly. In fact, sharp declines followed by rallies to new highs, are often the sign of major market tops. This, combined with the dramatic rebound of speculative issues, should give investors reason to be cautious.

      Bull markets don't end unless some outside event acts as a trigger. These events are generally a surprise, or at least beyond our control. The near term risks that I see are the possibility of a Democratic sweep in November and unrest in the Middle East.

      If the Democrats gain control of Congress and the Presidency the markets will react negatively, based on the expectation of increased government spending. The Fed will be forced to increase interest rates to offset growth and the potential for increased inflation. Higher interest rates will reduce the value of stocks.

     Unrest in the Middle East could effect the stability of major oil suppliers such as Saudi Arabia. If a change in government reduces the supply of oil from this critical producer, the effects will be felt worldwide. The major bear market of 1973-74 was triggered by a rise in oil prices, resulting in a loss of more than 37% over the two year period.

      Even with these risks, I think that the stock market provides the best long-term investment return after inflation. Your fund is invested in companies that I feel have the potential to outperform the market, given the current environment. The portfolio combines a core group of holdings such as General Electric and McDonalds, with companies that have special opportunities. These special opportunities include companies that will benefit from restructuring such as Masco and Sunbeam, companies that benefit from improving earnings such as Travelers and US F&G, and companies with hidden assets and strong cash flow such as General Motors.

                                   Sincerely,
                                   Daniel A. Morris
                  Portfolio of Investments
                Manor Investment Funds, Inc.
                     September 30, 1996

                                Market
                                 Value
Common       80.29%
Stock

Consumer Staples
3.87%
      150  Coca Cola                 $
                                 7,631
                                 7,631

Consumer
Discretionary
3.64%
      310  Sunbeam               7,169
                                 7,169

Retail
11.87%
      110  Kmart Preferred       5,376
           Class T
      210  McDonalds             9,949
      180  Sears, Roebuck &      8,055
           Co.
                                23,380
Medical
2.56%
      760  Integra Life          5,035
           Sciences
                                 5,035
Automobile
11.57%
      300  Chrysler              8,588
      200  General Motors        9,600
      100  Goodyear Tire         4,613
                                22,801
Basic Materials
3.93%
      360  Cyprus Amax           7,740
           Minerals
                                 7,740
Construction
3.20%
      210  Masco                 6,300
                                 6,300
Multi-Industry
7.96%
      100  Allied Signal         6,588
      100  General Electric      9,100
                                15,688
Computer    9.79%
      200  Hewlett-Packard       9,750
      600  Scientific Atlanta    9,525
                                19,275
Oils
3.18%
      100  Chevron               6,263
                                 6,263
Finance    15.07%
      120  Allstate Insurance    5,910
      190  MBNA Corp.            6,603
      150  Travelers, Inc.       7,369
      530  US F&G Corp.          9,805
                                29,687
Transportation
3.66%
      100  Delta Airlines        7,200
                                 7,200
           Total Common Stock   158,16
                                     9

Cash and Cash      19.71%
Equivalents
           FNB West Chester     38,816
           Money Market
                                38,816

Total Portfolio                      $
                                196,98
                                     5
Top Five Holdings    September 30, 1996

Company          Industry              % of Net
                                         Assets
McDonalds        Retail                    5.1%
US F&G Corp.     Finance                   5.0%
Hewlett Packard  Computer                  4.9%
General Motors   Automobile                4.9%
Scientific       Computer                  4.8%
Atlanta

Top Five Industries     September 30, 1996

Industry                  % of Net
                            Assets
Finance                     15.07%
Retail                      11.87%
Automobile                  11.57%
Computer                     9.79%
Multi-Industry               7.96%






                  Total     Total       Total
                 Return    Return      Return
                      3  6 Months       Since
                 Months             Inception
Manor             0.96%     4.94%       5.05%
Investment
Funds
S&P 500 Index     3.09%    13.49%      20.87%